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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                        --------------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                        --------------------------------


                        Date of Report (Date of earliest
                          event reported) June 12, 2002


                           Vestcom International, Inc.
             (Exact name of registrant as specified in its charter)



New Jersey                      333-23519                        22-3477425
 (State of               (Commission File Number)               (IRS Employer
incorporation)                                               Identification No.)


5 Henderson Drive, West Caldwell, New Jersey                            07006
(Address of principal executive offices)                              (Zip Code)


                                 (973) 882-7000
                         (Registrant's telephone number,
                              including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 5.       Other Events

              On June 12, 2002, Vestcom International, Inc. (the "Company") issued a press release announcing that it had signed an Agreement and Plan of Merger (the "Merger Agreement") among Vector Investment Holdings, Inc. (the "Parent"), Vector Merger Corp. ("Merger Sub"), a wholly-owned subsidiary of Parent, and the Company. Parent and Merger Sub are newly formed corporations organized by Cornerstone Equity Investors IV, L.P.

              Under the terms of the Merger Agreement, Merger Sub will merge (the "Merger) into the Company, and the shareholders of the Company will receive $6.25 in cash for each outstanding share of the Company's Common Stock. Outstanding options to purchase shares of the Company's Common Stock will be converted into the right to receive $6.25 minus the exercise price of the options. The Merger is subject to various conditions, including the approval of the Company's shareholders. Certain management shareholders have agreed to reinvest in the transaction and to vote in favor of the transaction.

              After consummation of the Merger, the Company's Common Stock will no longer be traded on Nasdaq or any other securities exchange and the Company will become a privately owned company.

Item 7.       Exhibits

              Exhibit No.           Description
              -----------           -----------

              2.1 Agreement and Plan of Merger, dated as of June 12, 2002, by and among Vector Investment Holdings, Inc., Vector Merger Corp and Vestcom International, Inc.

              2.2 Voting Agreement, dated as of June 12, 2002, by and among Vector Merger Corp., certain shareholders of Vestcom International, Inc. and, for purposes of Section 9 only, Vestcom International, Inc.

              99.1 Press Release of Vestcom International, Inc., dated June 12, 2002


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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       VESTCOM INTERNATIONAL, INC.



                                       By:  /s/ Brendan Keating
                                          -------------------------------------
                                            Name:  Brendan Keating
                                            Title:  President and CEO


Date:  June 12, 2002


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                                  Exhibit Index


              Exhibit No.                    Description
              -----------                    -----------

                  2.1 Agreement and Plan of Merger, dated as of June 12, 2002, by and among Vector Investment Holdings, Inc., Vector Merger Corp and Vestcom International, Inc.

                  2.2 Voting Agreement, dated as of June 12, 2002, by and among Vector Merger Corp., certain shareholders of Vestcom International, Inc. and, for purposes of Section 9 only, Vestcom International, Inc.

                  99.1 Press Release of Vestcom International, Inc., dated June 12, 2002


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